Exhibit  32.1

CERTIFICATION  PURSUANT  TO
18  U.S.C.  SECTION  1350
AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


     In connection with the Quarterly Report of Mason Hill Holdings, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey Eiten, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with he requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:     February  24,  2004

     /s/  Geoffrey  Eiten
     President